Exhibit 99.2

Schering-Plough Corporation
Statements of Consolidated Income
(Dollars in Millions, except EPS)

				2003							2002
	1st	2nd	6	3rd	9	4th		1st	2nd	6	3rd	9	4th		3rd Qtr.	9 Mos.
	Qtr.	Qtr.	Mos.	Qtr.	Mos.	Qtr.	Year	Qtr.	Qtr.	Mos.	Qtr.	Mos.	Qtr.	Year	vs	vs
	$	$	$	$	$	$	$	$	$	$	$	$	$		$3rd Qtr.	9 Mos.

Net Sales	2,074	2,338	4,411	2,041	6,452			2,556	2,833	5,389	2,421	7,810	2,370	10,180	(16%)	(17%)

Cost of Sales	658	784	1,442	652	2,094			579	675	1,254	644	1,898	607	2,505	1%	10%
Gross Margin	1,416	1,554	2,969	1,389	4,358			1,977	2,158	4,135	1,777	5,912	1,763	7,675	(22%)	(26%)

Total SG&A	843	938	1,780	873	2,653			919	995	1,914	870	2,784	897	3,681	-	(5%)
Research & Development	344	393	737	401	1,139			305	357	662	354	1,017	409	1,425	13%	12%
Other, Net*	13	(4)	8	391	399			(26)	(16)	(41)	(4)	(47)	52	6	N/M	N/M
Income/(Loss) before Income Taxes	216	227	444	(276)	167			779	822	1,600	557	2,158	405	2,563	N/M	(92%)

Income Taxes Expense/(Benefit)	43	45	89	(11)	77			179	189	368	128	496	92	589	N/M	(84%)
Net Income/(Loss)	173	182	355	(265)	90			600	633	1,232	429	1,662	313	1,974	N/M	(95%)

Diluted Earnings/(Loss) per Common Share	0.12	0.12	0.24	(0.18)	0.06			0.41	0.43	0.84	0.29	1.13	0.21	1.34	N/M	(95%)

Avg. Shares Outstanding- Diluted	1,470	1,471	1,471	1,469	1,470			1,471	1,470	1,470	1,469	1,470	1,469	1,470
Actual Shares Outstanding	1,469	1,469	1,469	1,469	1,469			1,466	1,466	1,466	1,467	1,467	1,468	1,468

Ratios To Net Sales

Net Sales	100.0%	100.0%	100.0%	100.0%	100.0%			100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

Cost of Sales	31.7%	33.5%	32.7%	31.9%	32.5%			22.6%	23.8%	23.3%	26.6%	24.3%	25.6%	24.6%

Gross Margin	68.3%	66.5%	67.3%	68.1%	67.5%			77.4%	76.2%	76.7%	73.4%	75.7%	74.4%	75.4%

Total SG&A	40.6%	40.1%	40.4%	42.8%	41.1%			35.9%	35.1%	35.5%	35.9%	35.6%	37.9%	36.2%

Research & Development	16.6%	16.8%	16.7%	19.7%	17.6%			11.9%	12.6%	12.3%	14.6%	13.0%	17.2%	14.0%

Income/(Loss) Before Income Taxes	10.4%	9.7%	10.1%	(13.5%)	2.6%			30.5%	29.0%	29.7%	23.0%	27.6%	17.1%	25.2%

Income Taxes Expense/(Benefit)	2.1%	1.9%	2.0%	(0.5%)	1.2%			7.0%	6.7%	6.8%	5.3%	6.4%	3.9%	5.8%

Net Income/(Loss)	8.3%	7.8%	8.0%	(13.0%)	1.4%			23.5%	22.3%	22.9%	17.7%	21.3%	13.2%	19.4%

* 3rd quarter and the first nine months of 2003 includes a pre-tax $350 provision to increase litigation reserves.
4th quarter and Full-year 2002 includes a pre-tax $150 provision to increase litigation reserves.

Note: All figures rounded. Totals may not add due to rounding. N/M - not a meaningful percentage.

SCHERING-PLOUGH CORPORATION
ANTI-INFECTIVE/ANTICANCER PRODUCT SALES
(Dollars in Millions)

				2003							2002
	1st	2nd	6	3rd	9	4th		1st	2nd	6	3rd	9	4th		3rd Qtr.	9 Mos.
	Qtr.	Qtr.	Mos.	Qtr.	Mos.	Qtr.	Year	Qtr.	Qtr.	Mos.	Qtr.	Mos.	Qtr.	Year	vs	vs
	$	$	$	$	$	$	$	$	$	$	$	$	$		$3rd Qtr.	9 Mos.

U.S.:	303	349	652	215	867			411	420	830	472	1,302	580	1,881	(54%)	(33%)

Intron franchise*	279	302	581	171	752			342	377	719	426	1,145	544	1,689	(60%)	(34%)

Temodar	26	48	73	47	120			34	47	80	42	122	36	158	11%	(2%)

Other	(2)	(1)	(2)	(3)	(5)			35	(4)	31	4	35	-	34	N/M	N/M

International:	477	521	998	506	1,505			387	471	858	485	1,343	508	1,851	4%	12%

Caelyx	22	26	49	30	78			14	17	31	19	51	**	**	56%	55%

Intron franchise*	237	266	503	227	730			215	282	497	277	774	273	1,047	(18%)	(6%)

Remicade	114	126	240	142	382			60	76	137	92	228	109	337	54%	67%

Temodar	34	40	73	44	117			25	28	53	34	87	33	120	28%	34%

Other	70	63	133	63	198			73	68	140	63	203	93	347	-	(2%)

Total:	781	870	1,650	722	2,372			797	891	1,688	957	2,645	1,088	3,733	(25%)	(10%)

Caelyx	22	26	49	30	78			14	17	31	19	51	**	**	56%	55%

Intron franchise*	516	569	1,084	398	1,482			556	659	1,216	703	1,919	817	2,736	(43%)	(23%)

Remicade	114	126	240	142	382			60	76	137	92	228	109	337	54%	67%

Temodar	59	87	146	90	237			59	74	133	76	209	69	278	18%	13%

Other	70	62	131	62	193			108	65	171	67	238	93	382	(7%)	(19%)

* The INTRON franchise consists of INTRON A, PEG-INTRON and REBETOL.
** 2002 sales of CAELYX are included in the Other line.

Notes: All figures rounded. Totals may not add due to rounding. N/M - not a meaningful percentage.

SCHERING-PLOUGH CORPORATION
ALLERGY/RESPIRATORY PRODUCT SALES
(Dollars in Millions)

				2003							2002
	1st	2nd	6	3rd	9	4th		1st	2nd	6	3rd	9	4th		3rd Qtr.	9 Mos
	Qtr.	Qtr.	Mos.	Qtr.	Mos.	Qtr.	Year	Qtr.	Qtr.	Mos.	Qtr.	Mos.	Qtr.	Year	vs	vs
	$	$	$	$	$	$	$	$	$	$	$	$	$		$3rd Qtr.	9 Mos.

U.S:	213	332	545	231	775			805	899	1,703	579	2,282	124	2,406	(60%)	(66%)

Clarinex	133	144	277	128	405			70	137	207	132	340	146	485	(3%)	19%

Claritin Rx Franchise*	16	13	29	(3)	26			565	677	1,242	303	1,545	(121)	1,424	N/M	(98%)

Nasonex	34	115	149	74	223			101	54	155	124	279	80	359	(40%)	(20%)

Proventil	17	42	59	23	82			59	30	89	22	111	17	128	5%	(26%)

Other	13	18	31	9	39			10	1	10	(2)	7	2	10	N/M	N/M

International:	240	289	530	211	741			209	249	458	226	684	214	898	(7%)	8%

Clarinex	41	75	116	41	157			14	36	50	32	82	31	112	30%	91%

Claritin Rx Franchise	93	99	192	72	264			94	115	209	99	308	70	378	(28%)	(14%)

Nasonex	44	60	105	39	144			37	47	83	36	119	45	164	10%	21%

Other	62	55	117	59	176			64	51	116	59	175	68	244	-	1%

Total:	453	621	1,074	442	1,516			1,014	1,147	2,161	805	2,966	338	3,304	(45%)	(49%)

Clarinex	173	219	392	169	561			85	173	258	164	422	176	598	3%	33%

Claritin Rx Franchise*	109	112	221	68	289			659	792	1,451	402	1,853	(51)	1,802	(83%)	(84%)

Nasonex	79	175	254	114	368			138	101	238	160	398	125	523	(29%)	(8%)

Proventil	17	42	59	23	82			59	30	89	22	111	17	128	5%	(26%)

Other	75	73	148	68	216			73	51	125	57	182	71	253	19%	19%

* U.S. OTC CLARITIN sales are now reported in the OTC category (see page 6).

Notes: All figures rounded. Totals may not add due to rounding. N/M - not a meaningful percentage.

SCHERING-PLOUGH CORPORATION
CARDIOVASCULAR PRODUCT SALES
(Dollars in Millions)

				2003							2002
	1st	2nd	6	3rd	9	4th		1st	2nd	6	3rd	9	4th		3rd Qtr.	9 Mos.
	Qtr.	Qtr.	Mos.	Qtr.	Mos.	Qtr.	Year	Qtr.	Qtr.	Mos.	Qtr.	Mos.	Qtr.	Year	vs	vs
	$	$	$	$	$	$	$	$	$	$	$	$	$		$3rd Qtr.	9 Mos.

U.S.:	100	149	249	149	398			95	89	184	74	258	78	336	N/M	54%

Integrilin	84	87	171	73	244			62	71	134	72	206	77	283	2%	19%

Other	16	62	78	76	154			33	18	50	2	52	1	53	N/M	N/M

International:	11	18	29	19	48			22	26	48	26	74	24	97	(27%)	(35%)

Integrilin	5	5	10	6	16			6	6	12	5	17	4	20	21%	(7%)

Other	6	13	19	13	32			16	20	36	21	57	20	77	(38%)	(44%)

Total:	111	167	279	167	446			117	115	232	99	331	102	433	69%	35%

Integrilin	89	92	181	79	260			68	78	146	77	223	81	304	3%	17%

Other *	22	75	98	88	186			49	37	86	22	108	21	129	N/M	72%

Notes: All figures rounded. Totals may not add due to rounding. N/M - not a meaningful percentage.

* Worldwide ZETIA alliance revenue was $43 million in 2003 3rd quarter and $66 million year to date.

SCHERING-PLOUGH CORPORATION
DERMATOLOGICALS, OTHER PHARMACEUTICAL, GLOBAL PHARMACEUTICAL
(Dollars in Millions)

				2003							2002
	1st	2nd	6	3rd	9	4th		1st	2nd	6	3rd	9	4th		3rd Qtr.	9 Mos.
	Qtr.	Qtr.	Mos.	Qtr.	Mos.	Qtr.	Year	Qtr.	Qtr.	Mos.	Qtr.	Mos.	Qtr.	Year	vs	vs
	$	$	$	$	$	$	$	$	$	$	$	$	$		$3rd Qtr.	9 Mos.

U.S.	18	41	59	23	81			32	20	52	27	79	53	132	(15%)	3%
International	100	103	203	108	311			88	92	180	94	274	104	378	14%	13%

Dermatologicals:	118	143	262	130	392			120	112	232	121	353	158	511	8%	11%

Other Pharm:	191	126	316	180	496			174	229	403	167	571	236	807	7%	(13%)

U.S.	648	797	1,446	599	2,045			1,337	1,441	2,778	1,156	3,934	885	4,819	(48%)	(48%)
International	1,006	1,129	2,135	1,041	3,176			885	1,053	1,938	993	2,932	1,037	3,969	5%	8%

Global Pharm:	1,654	1,927	3,581	1,641	5,222			2,222	2,494	4,716	2,149	6,866	1,922	8,788	(24%)	(24%)

Notes: International pharmaceutical sales reflect a favorable foreign exchange rate impact of 9% in the 2003 3rd quarter and of 11% year to date.

Certain prior period amounts have been reclassified to conform to the current year presentation.

All figures rounded. Totals may not add due to rounding. N/M - not a meaningful percentage.
SCHERING-PLOUGH CORPORATION
ANIMAL HEALTH, OTC, FOOT CARE, SUN CARE & CONSOLIDATED SALES
(Dollars in Millions)

				2003							2002
	1st	2nd	6	3rd	9	4th		1st	2nd	6	3rd	9	4th		3rd Qtr.	9 Mos.
	Qtr.	Qtr.	Mos.	Qtr.	Mos.	Qtr.	Year	Qtr.	Qtr.	Mos.	Qtr.	Mos.	Qtr.	Year	vs	vs
	$	$	$	$	$	$	$	$	$	$	$	$	$		$3rd Qtr.	9 Mos.

OTC:	155	122	276	143	420			39	37	76	39	115	155	269	N/M	N/M

OTC Claritin	125	88	212	107	319			0	0	0	0	0	105	105	N/M	N/M

Other OTC	30	34	64	36	101			39	37	76	39	115	50	164	(8%)	(12%)

Foot Care:	58	79	137	75	211			73	79	152	63	214	65	279	19%	(1%)

Sun Care:	64	39	104	12	116			72	52	124	8	132	35	167	54%	(12%)

Consumer Health Care:	277	240	517	230	747			184	168	352	110	461	255	715	N/M	62%

U.S.	45	49	94	57	150			57	49	106	59	165	62	227	(5%)	(9%)
International	98	122	220	113	333			94	122	215	103	318	131	450	10%	5%

Animal Health:	143	171	313	170	483			150	171	321	162	483	193	677	5%	-

U.S.	970	1,087	2,057	886	2,943			1,577	1,659	3,236	1,324	4,560	1,201	5,761	(33%)	(35%)
International	1,103	1,251	2,355	1,155	3,509			979	1,175	2,153	1,096	3,250	1,169	4,419	5%	8%

Total Consolidated:	2,074	2,338	4,411	2,041	6,452			2,556	2,833	5,389	2,421	7,810	2,370	10,180	(16%)	(17%)

Notes: Certain prior period amounts have been reclassified to conform to the current year presentation.

All figures rounded. Totals may not add due to rounding. N/M - not a meaningful percentage.

MISCELLANEOUS DATA
(Dollars in Millions)

				2003							2002
	1st	2nd	6	3rd	9	4th		1st	2nd	6	3rd	9	4th
	Qtr.	Qtr.	Mos.	Qtr.	Mos.	Qtr.	Year	Qtr.	Qtr.	Mos.	Qtr.	Mos.	Qtr.	Year
	$	$	$	$	$	$	$	$	$	$	$	$	$	$

Consolidated Sales
Growth Rates:
As Reported	(19%)	(17%)	(18%)	(16%)	(17%)			11%	8%	9%	2%	7%	(4%)	4%
Excluding Exchange	(24%)	(23%)	(23%)	(20%)	(22%)			13%	8%	10%	(1%)	7%	(6%)	3%

Other, Net
Interest Income	$13	$15	$28	$9	$37			$17	$18	$35	$18	$53	$22	$75
Interest Expense	(13)	(12)	(25)	(24)	(49)			(5)	(12)	(17)	(4)	(21)	(6)	(28)
FX Gains/(Losses)	(1)	-	(1)	1	(1)			2	2	4	(1)	4	(2)	2
Other Income/(Expense)*	(12)	1	(10)	(377)	(386)			12	8	19	(9)	11	(66)	(55)

Total - Other, Net	($13)	$4	($8)	($391)	($399)			$26	$16	$41	$4	$47	($52)	($6)

Effective Tax Rate	20.0%	20.0%	20.0%	**	**			23.0%	23.0%	23.0%	23.0%	23.0%	23.0%	23.0%

* 3rd quarter and the first nine months of 2003 includes a pre-tax $350 provision to increase litigation reserves.
4th quarter and Full-year 2002 includes a pre-tax $150 provision to increase litigation reserves.

** In the third quarter of 2003, the company reduced its estimate of the 2003 annual effective tax rate to 15% from 20% on income excluding the non-tax deductible provision to increase litigation reserves.

Note: All figures rounded. Totals may not add due to rounding. N/M - not a meaningful percentage.

									Geraldine U. Foster			908-298-7410

									Lisa W. DeBerardine			908-298-7437

Last Updated on 10/21/2003
By Schering-Plough